Exhibit 99.1

CB Richard Ellis Group, Inc. Investor Presentation May 2010

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations and financial performance. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of Risk Factors, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Unmatched Strength Includes affiliate offices. As of March 31, 2010. Based on 2009 revenues versus Jones Lang LaSalle. Scale and Diversity 1.7x nearest competitor3 Thousands of clients, nearly 80% of Fortune 100 $97.2 billion of transaction activity in 2009 No client comprised >3% of revenues in 2009 Broad Capabilities #1 leasing #1 investment sales #1 outsourcing #1 appraisal and valuation #1 commercial mortgage brokerage $33.3 billion in assets under management2 $5.6 billion of development projects in process/pipeline2 Leading Global Brand 100+ years 400+ offices in 57 countries1 #1 in virtually every major global business center

Current Milestones1 # 13 outsourcing company across all industries; 4th consecutive year on the list # 1 brand for nine consecutive years First commercial real estate services company in the Fortune 500 U.S. EPA 2010 ENERGY STAR Partner of the Year Sustained Excellence Award (reflecting 3 consecutive years of Partner of the Year status) Named Business Week 50 Best in class company three consecutive years Top 50 “green” company in U.S. and highest ranked in commercial real estate All marks displayed are the property of their respective owners.

Our Strategy Provide a complete suite of market leading services to property owners and occupiers through a fully integrated global business platform and a managed account strategy

Geographic Diversification #1 commercial real estate services firm in each of the major regions of the world LTM 3/31/2010 Revenue1 LTM 3/31/2010 revenue was $4.3 billion. Americas 62% Asia Pacific 13% EMEA 20% Global Investment Management 3% Development Services 2%

Revenue Diversification Contractual revenue includes: Property & Facilities Management (14% in 2006 and 39% in LTM 2010), Appraisal & Valuation (7% in both 2006 and LTM 2010), Investment Management (6% in 2006 and 3% in LTM 2010), Development Services (1% in 2006 and 2% in LTM 2010) and Other (1% in 2006 and 2% in LTM 2010). Non-contractual revenue includes: Sales (31% in 2006 and 13% in LTM 2010), Leasing (37% in 2006 and 33% in LTM 2010) and Commercial Mortgage Brokerage (3% in 2006 and 1% in LTM 2010). Reflects Trammell Crow Company’s revenue contributions beginning on December 20, 2006. LTM 3/31/2010 revenue was $4.3 billion. Contractual revenues1 represented 53% of LTM revenue, up from 29% in 2006 LTM 3/31/2010 Revenue3 2006 Revenue2 Contractual 53% Non-Contractual 47% Contractual 29% Non-Contractual 71%

Global Objectives Establish and maintain the leading position in every major world city. Establish and maintain the leading position in each service we provide. Maintain the most admired, highest quality brand. Recruit, hire and retain the finest people in our industry. Foster and maintain a culture of integrity, excellence and continuous improvement. Lead the industry in revenue and profit growth and retain the industry’s highest operating margins.

Key Service Lines & Market Environment

Revenue Breakdown 1st Quarter 2010 ($ in millions) 2010 2009 % Change Property & Facilities Management 420.6 396.4 6 Leasing 327.7 267.1 23 Sales 117.4 77.8 51 Appraisal & Valuation 70.0 62.4 12 Investment Management 31.2 35.5 -12 Development Services 16.7 19.9 -16 Commercial Mortgage Brokerage 14.8 14.7 1 Other 27.5 16.6 66 Total 1,025.9 890.4 15 Three months ended March 31,

Property and Facilities Management Revenue1 ($ in Millions) CAGR = 31% 2 Outsourcing Services Management fees include property management, facilities management and project management fees. Does not include transaction revenue associated with outsourcing activities. Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. Deloitte, 2008 30% increase in corporate real estate centralization expected over the next 3 years—a prelude to outsourcing3 $323 $467 $492 $568 $1,396 $1,720 $1,633 2003 2004 2005 20062 2007 2008 2009 Percent of Q1 2010 Total Revenue 1 41%

#1 Provider of Every Outsourced Real Estate Service Clients Consulting Property/Facilities Management Project Management Transaction Management Global execution of transactions with a portfolio-wide focus Optimize portfolio Lease administration services Multiple-transaction focus Full service outsourcing Program management One-off integrated transaction management/project management Moves, adds, changes Sourcing and procurement Operations and maintenance Energy services Health, safety and security Environmental sustainability Organizational design Portfolio optimization Workplace strategy Land use analysis and strategy Fiscal and economic impact analysis

Leasing Global Leasing Revenue ($ in Millions) Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. As of December 31, 2009. Does not include affiliate offices. 1 More than 4,7002 leasing professionals worldwide Tailored service delivery by property type and industry/market specialization $56.7 billion global lease transactions in 2009 With global economies improving, activity levels began to recover in Q1 2010 following a steep slump in 2008 and 2009 Key Facts $692 $986 $1,106 $1,479 $1,870 $1,711 $1,348 2003 2004 2005 2006 2007 2008 2009 Percent of Q1 2010 Total Revenue 32%

Leasing Market Outlook forecast CBRE EA Office Rent Index; % change versus a year ago Office Vacancy rate; % U.S. Office Rent Forecast and Vacancy (15) (10) (5) 0 5 10 15 2000Q1 2000Q4 2001Q3 2002Q2 2003Q1 2003Q4 2004Q3 2005Q2 2006Q1 2006Q4 2007Q3 2008Q2 2009Q1 2009Q4 2010Q3 2011Q2 2012Q1 2012Q4 2013Q3 2014Q2 8 10 12 14 16 18 20 22 TWR Rent Index Vacancy

Sales Global Sales Revenue ($ in Millions) Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. As of December 31, 2009. Does not include affiliate offices. 1 Key Facts More than 1,3002 investment sales specialists worldwide Specialization across all major property types $40.5 billion global sales in 2009 $513 $807 $1,078 $1,246 $1,660 $870 $507 2003 2004 2005 2006 2007 2008 2009 Percent of Q1 2010 Total Revenue 11%

Recovery & Restructuring Services Group Distressed Deal Volume1 Source: RCA Troubled Assets Radar, April 2010 Our Process Recapitalizations, loan sales/workouts, asset and portfolio valuations, asset management and repositioning and receivership services Currently marketing more than $6.0B of distressed properties in the U.S. Key Facts ($ in Billions) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 2008Q1 Q2 Q3 Q4 2009Q1 Q2 Q3 Q4 2010Q1 Troubled Deals Lender REO Restructured/Modified Resolved

Global Investment Management: CBRE Investors GIM Revenue ($ in Millions) CAGR =13% Assets Under Management ($ in Billions) CAGR =15% Key Facts1 $33.3 billion in assets under management $93.5 million co-investments As of March 31, 2010. 53 55 46 68 116 141 127 15 39 53 58 143 20 14 28 102 89 2003 2004 2005 2006 2007 2008 2009 Carried Interest Acquisition, Disposition & Incentive Investment Management $127 $228 $348 $161 $94 $68 $141 $14 $15 $17 $29 $38 $39 $35 $33 2003 2004 2005 2006 2007 2008 2009 Q1 10 Percent of Q1 2010 Total Revenue 3%

Global Investment Programs Description Q1 2010 Statistics Typical Fee Structure Separate Accounts $15.0 billion of assets under management Management fees Transaction fees Incentive fees Sponsored Funds $13.0 billion of assets under management Management fees Transaction fees LP profits Carried Interest Unlisted Securities $3.2 billion of assets under management Management fees Incentive fees Listed Securities $2.1 billion of assets under management Management fees Incentive fees

Development Services: Trammell Crow Company Development Revenue1 ($ in Millions) Includes Trammell Crow Company’s operations prior to the acquisition of Trammell Crow Company on December 20, 2006. Also includes revenue from discontinued operations. In Process figures contain Long-Term Operating Assets (LTOA), including $1.5 billion for 1Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. As of March 31, 2010. CAGR =6% $5.6 billion in process/pipeline $65.4 million co-investments Only $10.8 million of recourse debt and repayment guarantees to CBRE Projects In Process/Pipeline ($ in Billions) Key Facts3 2 $62 $79 $83 $105 $134 $120 $88 2003 2004 2005 2006 2007 2008 2009 $2.2 $3.8 $5.0 $4.9 $3.6 $2.8 $2.6 $3.6 $5.4 $6.5 $5.6 $4.7 $4.7 $2.3 $1.4 $2.0 $2.3 $1.4 $1.5 $2.5 $2.7 $3.0 $2.7 $2.5 $0.9 $0.9 98 99 00 01 02 03 04 05 06 07 08 09 1Q10 In Process Pipeline Percent of Q1 2010 Total Revenue 2%

Financial Performance

Historical Revenue1 ($ in Millions) No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included. Includes Trammell Crow Company activity for the period December 20, 2006 through December 31, 2006. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007. Includes revenue from discontinued operations, which totaled $1.3 million for the year ended December 31, 2008. 2 3 4 1992 – 2009 CAGR = 15% Average Annual Organic Growth of 8% 360 392 429 469 583 759 1,187 1,403 1,518 1,362 1,362 1,810 2,647 3,194 4,032 6,036 5,130 4,166 4,301 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM Q1 2010 Organic Revenue Revenue From Acquisitions

Historical Normalized EBITDA1 ($ in Millions) Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, cost containment expenses, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the Trammell Crow Company acquisition and the write-down of impaired assets. Normalized EBITDA and Margin 1992 – 2009 CAGR = 20% $20.2 $25.9 $33.7 $41.5 $62.0 $90.1 $127.2 $117.4 $150.5 $115.0 $130.7 $183.2 $300.3 $461.3 $652.5 $970.1 $601.2 $453.9 $487.3 5.6% 6.6% 7.9% 8.9% 10.6% 11.9% 10.7% 8.4% 9.9% 8.4% 9.6% 10.1% 11.3% 14.4% 16.1% 11.7% 11.3% 16.2% 10.9% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM Q1 2010 Normalized EBITDA Normalized EBITDA Margin

$ millions 1,052 30 132 25 410 450 Approximately $225.1 million and $333.0 million of the revolver facilities mature in June 2011 and June 2013 respectively. As of 3/31/10 the outstanding revolver balance was $20.1 million. Mandatory Amortization and Maturity Schedule 0 0 1 1 - 200 400 600 800 1,000 1,200 2010 2011 2012 2013 2014 2015 2016 2017 Term Loan A Term Loan A1 Term Loan A2 Term Loan A3 & A3A Term Loan B Term Loan B1 & B1A Sr. Subordinated Notes Revolver

Capitalization

($ in millions)	As of 3/31/2010	As of 12/31/2009	Variance
Cash	680.3	741.6	(61.3)
Revolving credit facility	20.1	21.1	(1.0)
Senior secured term loan A	135.9	326.3	(190.4)
Senior secured term loan A-1	47.4	48.6	(1.2)
Senior secured term loan A-2	203.2	203.2	-
Senior secured term loan A-3	167.5	167.5	-
Senior secured term loan A-3A	24.1	-	24.1
Senior secured term loan B	640.9	642.8	(1.9)
Senior secured term loan B-1	294.7	295.2	(0.5)
Senior secured term loan B-1A	115.0	-	115.0
Senior subordinated notes[1]	436.8	436.5	0.3
Notes payable on real estate[2]	3.5	3.5	-
Other debt[3]	0.9	1.0	(0.1)
Total debt	2,090.0	2,145.7	(55.7)
Stockholders' equity	612.1	629.1	(17.0)
Total capitalization	2,702.1	2,774.8	(72.7)
Total net debt	1,409.7	1,404.1	5.6

1. Net of original issue discount of $13.2 million and $13.5 million at March 31, 2010 and December 31, 2009, respectively.
2. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $747.8 million and $547.8 million at March 31, 2010 and December 31, 2009, respectively.
3. Excludes $94.0 million and $312.9 million of non-recourse warehouse facility at March 31, 2010 and December 31, 2009, respectively, as well as $13.0 million and $5.5 million of non-recourse revolving credit facility in Development Services at March 31, 2010 and December 31, 2009, respectively.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 24

Business Outlook Summary: Investment sales expected to show year over year growth Leasing should show growth consistent with employment recovery Outsourcing seems to be past recession-induced headwinds and should show modest growth for the rest of 2010 Global Investment Management and Development Services results to remain weak until property values show stronger recovery Total company performance should continue to show steady growth We continue to focus on supporting growth opportunities

Appendix

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)

($ in millions)	LTM Q1 2010	Year Ended December 31, 2009	2008	2007	2006	2005
Normalized EBITDA	$ 487.3	$ 453.9	$ 601.2	$ 970.1	$ 652.5	$ 461.3
Less:						
Cost containment expenses	42.7	43.6	27.4	-	-	-
Write-down of impaired assets	30.9	32.5	100.4	-	-	-
Integration costs related to acquisitions	5.0	5.7	16.4	45.2	7.6	7.1
Merger-related charges	-	-	-	56.9	-	-
Loss (gain) on trading securities acquired in the Trammell Crow Company acquisition	-	-	-	33.7	(8.6)	-
EBITDA[1]	408.7	372.1	457.0	834.3	653.5	454.2
Add:						
Interest income[2]	5.6	6.1	17.9	29.0	9.8	9.3
Less:						
Depreciation and amortization[3]	100.5	99.5	102.9	113.7	67.6	45.5
Interest expense[4]	204.1	189.1	167.8	164.8	45.0	54.3
Write-off of financing costs	-	29.3	-	-	33.8	7.4
Goodwill and other non-amortizable intangible asset impairments	-	-	1,159.4	-	-	-
Provision for income taxes[5]	46.3	27.0	56.9	194.3	198.3	138.9
Net income (loss) attributable to CB Richard Ellis Group, Inc.	$ 63.4	$ 33.3	$ (1,012.1)	$ 390.5	$ 318.6	$ 217.3
Revenue[6]	4,301.3	4,165.8	5,130.1	6,036.3	4,032.0	3,194.0
Normalized EBITDA Margin	11.3%	10.9%	11.7%	16.1%	16.2%	14.4%

Notes:
1. Includes EBITDA related to discontinued operations of $16.9 million for the year ended December 31, 2008 and $6.5 million for the year ended December 31, 2007.
2. Includes interest income related to discontinued operations of $0.1 million for the year ended December 31, 2008 and $0.01 million for the year ended December 31, 2007.
3. Includes depreciation and amortization related to discontinued operations of $0.1 million for the year ended December 31, 2008 and $0.4 million for the year ended December 31, 2007.
4. Includes interest expense related to discontinued operations of $0.6 million for the year ended December 31, 2008 and $1.8 million for the year ended December 31, 2007.
5. Includes provision for income taxes related to discontinued operations of $6.0 million for the year ended December 31, 2008 and $1.6 million for the year ended December 31, 2007.
6. Includes revenue related to discontinued operations of $1.3 million for the year ended December 31, 2008 and $2.1 million for the year ended December 31, 2007.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 27